SEGMENTS	3 Months Ended
Mar. 31, 2016
Segment Reporting [Abstract]
Segment Reporting Disclosure

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Teva has two reportable segments: generic and specialty medicines. The generics segment develops, manufactures, sells and distributes generic or branded generic medicines as well as active pharmaceutical ingredients (“API”). The specialty segment engages in the development, manufacture, sale and distribution of branded specialty medicines such as those for central nervous system and respiratory indications, as well as those marketed in the women's health, oncology and other specialty businesses.

Teva's other activities include the over-the-counter (“OTC”) medicines business, distribution activity mainly in Israel and Hungary and medical devices. The OTC activity is primarily conducted through a joint venture with P&G, which combines Teva's production capabilities and market reach with P&G's marketing expertise and expansive global platform.

Teva's chief executive officer, who is the chief operating decision maker (“CODM”), reviews financial information prepared on a consolidated basis, accompanied by disaggregated information about revenues and contributed profit by the two identified reportable segments, namely generic and specialty medicines, and revenues by geographical markets.

The accounting policies of the individual segments are the same as those described in the summary of significant accounting policies in Note 1 to the annual consolidated financial statements included in Teva's Annual Report on Form 20-F for the year ended December 31, 2015.

Segment profit consists of gross profit, less S&M and R&D expenses related to the segment. Segment profit does not include G&A expenses, amortization and certain other items.

Teva manages its assets on a total company basis, not by segments, as many of its assets are shared or commingled. Teva's CODM does not regularly review asset information by reportable segment, and therefore Teva does not report asset information by reportable segment.

Teva's chief executive officer reviews the Company's strategy and organizational structure on a continuing basis. Any changes in strategy may lead to a reevaluation of Teva's current segments and goodwill assignment.

Segment information

The following tables present profit by segments and a reconciliation of Teva's segment profit to Teva's consolidated income before income taxes, for the three months ended March 31, 2016 and 2015:

	Generics		Specialty
	Three months ended March 31,		Three months ended March 31,
	2016	2015	2016	2015

	U.S.$ in millions		U.S.$ in millions

Revenues	$2,170	$2,621	$2,152	$1,956
Gross profit	999	1,284	1,871	1,678
R&D expenses	136	111	229	215
S&M expenses	279	374	457	486
Segment profit	$584	$799	$1,185	$977

	Three months ended
	March 31,
	2016	2015

	U.S.$ in millions

Generic medicines profit	$584	$799
Specialty medicines profit	1,185	977
Total segment profit	1,769	1,776
Profit of other activities	51	50
Total profit	1,820	1,826
Amounts not allocated to segments:
Amortization	189	220
General and administrative expenses	304	307
Impairments, restructuring and others	119	299
Legal settlements and loss contingencies	(25)	227
Other unallocated amounts	68	24

Consolidated operating income	1,165	749
Financial expenses - net	298	192
Consolidated income before income taxes	$867	$557

Segment revenues by geographic area:
	Three months ended
	March 31,

	2016	2015

	U.S.$ in millions
Generic Medicines
United States	$976	$1,439
Europe*	671	680
Rest of the World	523	502
Total Generic Medicines	2,170	2,621
Specialty Medicines
United States	1,677	1,479
Europe*	394	405
Rest of the World	81	72
Total Specialty Medicines	2,152	1,956
Other Revenues
United States	4	3
Europe*	170	182
Rest of the World	314	220
Total Other Revenues	488	405
Total Revenues	$4,810	$4,982

*	All members of the European Union, Switzerland, Norway, Albania and the countries of former Yugoslavia.

Net revenues from specialty medicines:
	Three months ended
	March 31,
	2016	2015

	U.S. $ in millions

CNS	$1,323	$1,220
Copaxone®	1,006	924
Azilect®	113	107
Nuvigil®	103	85
Respiratory	366	265
ProAir®	173	124
QVAR®	134	98
Oncology	268	264
Treanda® and Bendeka™	155	157
Women's health	110	129
Other Specialty	85	78
Total Specialty Medicines	$2,152	$1,956

A significant portion of Teva's revenues, and a higher proportion of the profits, come from the manufacture and sale of patent-protected pharmaceuticals. Many of Teva's specialty medicines are covered by several patents that expire at different times. Nevertheless, once patent protection has expired, or has been lost prior to the expiration date as a result of a legal challenge, Teva no longer have patent exclusivity on these products, and subject to regulatory approval, generic pharmaceutical manufacturers are able to produce similar (or purportedly similar) products and sell them for a lower price. The commencement of generic competition, even in the form of non-equivalent products, can result in a substantial decrease in revenues for a particular specialty medicine in a very short time. Any such expiration or loss of intellectual property rights could therefore significantly adversely affect Teva's results of operations and financial condition.

In particular, Teva relies heavily on sales of Copaxone®, its leading specialty medicine. A key element of Teva's business strategy for Copaxone® is maintaining patients on the three-times-a-week 40 mg/mL version introduced in 2014, and protecting our patents for the 40 mg/mL version.  Any substantial reduction in the number of patients taking Copaxone®, whether due to increased use of oral medicines or other competing products, including competing 20 mg/mL generic products (with one generic version introduced in the U.S. in 2015 and one approved in Europe in 2016), would likely have a material adverse effect on Teva's financial results and cash flow.

Copaxone® 40 mg/mL is protected by three U.S. Orange Book patents that expire in 2030, which are being challenged in paragraph IV litigation and in patent office proceedings in the United States. A fourth U.S. Orange Book patent expiring in 2030 was issued in October 2015 and in March 2016 we received a notice of allowance on a fifth patent, which should issue within the next few months. It is also protected by one European patent expiring in 2030, the validity of which was confirmed by the European Patent Office in December 2015, which rejected all invalidity claims.

For the three months ended March 31, 2016, Copaxone® revenues in the United States, which include revenues from both Copaxone® 20 mg/mL and Copaxone® 40 mg/mL products, amounted to $821 million (approximately 31% of U.S. revenues) and Copaxone® revenues outside the United States amounted to $185 million (approximately 9% of non-U.S. revenues).

The profit of the multiple sclerosis franchise, which is comprised of Copaxone® products and laquinimod (a developmental compound for the treatment of multiple sclerosis), was $805 million for the three months ended March 31, 2016, compared to $657 million for the three months ended March 31, 2015. The profit of the multiple sclerosis franchise is comprised of Copaxone® revenues and cost of goods sold as well as S&M and R&D expenses related to the MS franchise. It does not include G&A expenses, amortization and non-recurring items. The profit of the multiple sclerosis franchise as a percentage of Copaxone® revenues was 80% for the three months ended March 31, 2016 and 71.1% for the three months ended March 31, 2015.